JEB BUSH, GOVERNOR ALAN LEVINE, SECRETARY

March 15, 2005

Mr. Mitch Wright
Amerigroup Florida, Inc. 4425 Corporation Lane Virginia Beach, FL 23462

Dear Mr. Wright:

Enclosed is an executed copy of Amendment No. 4 to AHCA Contract No. FA523, Health Care Services to Medicaid Beneficiaries (HMO), for your records. Should you have any questions I may be contacted at (850) 414 — 7653.

Sincerely,

/s/ Barbara B. Vaughan

Barbara B. Vaughan, Mgmt. Review Specialist Procurement Office

BBV/bv

Enclosures

cc: Christina Lopez, AHCA Contract Manager, MS #50

2727 Mahan Drive • Mail Stop #15 Tallahassee, FL 32308	Visit AHCA online at ahca.myflorida.com

AHCA CONTRACT NO. FA523

AMENDMENT NO. 4

THIS CONTRACT, entered into between the STATE OF FLORIDA, AGENCY FOR HEALTH CARE ADMINISTRATION, hereinafter referred to as the “Agency” and AMERIGROUP OF FLORIDA, INC., hereinafter referred to as the “Vendor”, is hereby amended as follows:

WHEREAS, the Vendor’s name has been referenced as Amerigroup of Florida, Inc. throughout the Contract and its attachments.

WHEREAS, Amerigroup of Florida, Inc. is not the correct name of the Vendor, the correct name being “Amerigroup Florida, Inc.”

NOW, THEREFORE, the Contract and its attachments are hereby amended to reflect the correct Vendor name.

1. The Vendor name is hereby amended from Amerigroup of Florida, Inc. to Amerigroup Florida, Inc.

2. Standard Contract, Section ILA, Contract Amount, the first sentence is hereby amended to now read:

To pay for contracted services according to the conditions of Attachment I in an amount not to exceed $663,357,697.00 (an increase of $4,531,502.00), subject to the availability of funds.

3.	Effective March 1, 2005, Attachment I, section 90.0, Payment and Authorized Enrollment Levels, Table 2, Area 07 is hereby amended to read as follows:

Table 2

Area 07 General Rates plus Mental Health Plan -				015005308(ORANGE) 015005313(SEMINOLE)			015005314(OSCEOLA)
	<1 year	1-5	6-13	14-20 Male	14-20 Female	21-54 Male	21-54 Female	55-64	65+
TANF/FC/SOBRA	337.20	76.92	58.07	59.10	114.69	136.45	206.32	287.87	287.87
SSI/No Medicare	3217.90	406.84	260.45	239.73	239.73	628.24	628.24	594.96	594.96
SSI/Part B	266.03	266.03	266.03	266.03	266.03	266.03	266.03	266.03	266.03
SSI/Part A & B	293.59	293.59	293.59	293.59	293.59	293.59	293.59	293.59	208.25

4.	Attachment I, Section 90.0, Payment and Authorized Enrollment Levels, Table 3, the second paragraph is hereby amended to now read:

Notwithstanding the payment amounts which may be computed with the above rate table, the sum of total capitation payments under this contract shall not exceed the total contract amount of $663,357,697.00 (an increase of $4,531,502.00), expressed on page seven of this contract.

5.	This amendment shall begin on March 1, 2005, or the date on which the amendment has been signed by both parties, whichever is later.

All provisions in the Contract and any attachments thereto in conflict with this amendment shall be and are hereby changed to conform with this amendment.

All provisions not in conflict with this amendment are still in effect and are to be performed at the level specified in the Contract.

This amendment and all its attachments are hereby made a part of the Contract. AHCA Contract No. FA523, Amendment No. 4, Page 1 of 2

AHCA Form 2100-0002 (Rev. NOV03)

This amendment cannot be executed unless all previous amendments to this Contract have been fully executed.

IN WITNESS WHEREOF, the parties hereto have caused this 2 page amendment (including all attachments) to be executed by their officials thereunto duly authorized.

AMERIGROUP FLORIDA, INC.	STATE OF FLORIDA, AGENCY FOR HEALTH CARE
ADMINISTRATION
SIGNED BY: /s/ Don Gilmore	SIGNED BY:

NAME: Don Gilmore TITLE: CEO	NAME: Alan Levine TITLE: Secretary

DATE: 2/28/05	DATE:

REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

AHCA Contract No. FA523, Amendment No. 4, Page 2 of 2

AHCA Form 2100-0002 (Rev. NOV03)

This amendment cannot be executed unless all previous amendments to this Contract have been fully executed.

IN WITNESS WHEREOF, the parties hereto have caused this 2 page amendment (including all attachments) to be executed by their officials thereunto duly authorized.

AMERIGROUP FLORIDA, INC.	STATE OF FLORIDA, AGENCY FOR HEALTH
CARE ADMINISTRATION
SIGNED BY:	SIGNED BY: /s/Alan Levine

NAME: Don Gilmore	NAME: Alan Levine

TITLE:CEO	TITLE: Secretary

DATE:	DATE: 2/28/05

REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

AHCA Contract No. FA523, Amendment No. 4, Page 2 of 2

AHCA Form 2100-0002 (Rev. NOV03)